UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  January 19, 2010

GEN2MEDIA CORPORATION
 (Exact name of registrant as specified in charter)

Nevada	333-147932	26-1358844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Drive, Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 293-3360

Copies to:
Marc J. Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2010, Gen2Media Corporation (the “Company”) held an initial closing (the “Initial Closing”) of its private placement in the aggregate amount of up to 2,500,000 shares of its common stock par value $0.001(“Common Stock") at a purchase price of $0.20 per share (the “Purchase Price”) and warrants to purchase up to 2,500,000 shares of Common Stock (“Warrants”) (collectively, the “Securities”) to 2 accredited investors (the “Investors”) for aggregate gross proceeds of $50,000 pursuant to a Securities Purchase Agreement (the “Agreement”). In connection with this initial closing, the Investors were issued 125,000 shares of Common Stock and granted Warrants to purchase up to 125,000 shares of Common Stock. The Warrants are exercisable at $0.30 per share on or prior to the close of business on January 31, 2012.

The Company granted the Investors the exclusive right to purchase the entire offering of $500,000 (the “Offering”) until May 30, 2010 provided that the Investors, or their respective assigns, fund a minimum of $50,000 per month.  In the event that the Investors do not subscribe, in the aggregate, for a minimum of $50,000 per month during the months of January, February, March, April and May 2010, the Company may offer the securities to other investors, or terminate the offering.

In connection with the Offering, the Company’s founding officers, namely, Mark Argenti, Mary Spio, and Ian McDaniel, agreed to a 12-month lock up of most of their shares of common stock in the Company, though each shall be permitted to sell or transfer, subject to an applicable exemption from registration, up to 10,000 shares each per month, beginning April 1, 2010 for the term of the Agreement.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended,  for the private placement of the above-referenced Securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement dated January 19, 2010.
10.2	Form of Warrant dated January 19, 2010.
10.3	Stock Lock-Up Agreement dated January 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen2Media Corporation

Dated: January 25, 2010	By:	/s/ Thomas Moreland
Name: Thomas Moreland
Title: Chief Financial Officer